      As filed with the Securities and Exchange Commission on June 3, 1998
                                              Registration No. 333-_____________


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM S-8
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                          FIRSTWAVE TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

            GEORGIA                                             58-1588291
--------------------------------------------------------------------------------
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                              Identification No.)

            2859 PACES FERRY ROAD, SUITE 1000, ATLANTA, GEORGIA 30339
--------------------------------------------------------------------------------
              (Address of principal executive offices and zip code)

                          FIRSTWAVE TECHNOLOGIES, INC.
                          EMPLOYEE STOCK PURCHASE PLAN
                            (Full Title of the Plan)
--------------------------------------------------------------------------------

                              R. DOUGLAS MACINTYRE
          CHAIRMAN OF THE BOARD, PRESIDENT AND CHIEF EXECUTIVE OFFICER
                          FIRSTWAVE TECHNOLOGIES, INC.
                        2859 PACES FERRY ROAD, SUITE 1000
                             ATLANTA, GEORGIA 30339
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

                                 (404) 431-1200
--------------------------------------------------------------------------------
          (Telephone number, including area code, of agent for service)

                                    Copy to:
                             G. WILLIAM SPEER, ESQ.
                     POWELL, GOLDSTEIN, FRAZER & MURPHY LLP
                     191 PEACHTREE STREET, N.E., 16TH FLOOR
                             ATLANTA, GEORGIA 30303
                                 (404) 572-6600

                         CALCULATION OF REGISTRATION FEE

--------------------------------------------------------------------------------
                                  Proposed         Proposed
Title of                          maximum          maximum
securities       Amount           offering         aggregate        Amount of
to be            to be            price            offering         registration
registered       registered       per share        price            fee
--------------------------------------------------------------------------------
Common
Stock, no        20,000           $4.78(2)         $95,600(3)       $28.20(3)
par value        shares(1)
--------------------------------------------------------------------------------

(1) Representing shares to be issued and sold by the Registrant upon the exercise of options granted or to be granted under the Registrant's Firstwave Technologies, Inc. Employee Stock Purchase Plan (the "Employee Purchase Plan"). This Registration Statement also covers such indeterminable number of additional shares as may become issuable to prevent dilution in the event of a stock split, stock dividend, reclassification or other similar transaction pursuant to the terms of the Employee Purchase Plan.

(2) The average of the high and low prices of the Registrant's Common Stock as reported by the NASDAQ National Market System for May 28, 1998.

(3) The aggregate offering price is calculated solely for the purpose of determining the registration fee pursuant to Rule 457(h)(1) under the Securities Act of 1933, as amended.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS


         The documents containing the information specified in Part I of the Instructions to the Registration Statement on Form S-8 will be sent or given to employees of the Registrant as required by Rule 428(b)(1) promulgated under the Securities Act of 1933, as amended (the "Securities Act").

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE.

         The following documents filed with the Securities and Exchange Commission (the "Commission") are incorporated herein by reference:

         (1) The Registrant's Annual Report on Form 10-K for the year ended December 31, 1997 (File No. 0-21202);

         (2) The Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1998 (File No. 0-21202);

         (3) The Registrant's Current Report on Form 8-K as filed with the Commission on May 13, 1998 (File No. 0-21202);

         (4) The Registrant's Current Report on Form 8-K as filed with the Commission on January 13, 1998 (File No. 0-21202); and

         (5) The description of the Registrant's Common Stock contained in the Registrant's Registration Statement filed on Form 8-A pursuant to Section 12 of the Securities Exchange Act of 1934 (the "Exchange Act") (File No. 0-21202).

         All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act prior to the filing of a post-effective amendment that indicates that all securities offered hereby have been sold or that deregisters all such securities then remaining unsold, shall be deemed to be incorporated by reference in this Registration Statement and to be a part hereof from the date of filing of such documents.

ITEM 4.           DESCRIPTION OF SECURITIES.

         Not applicable.

ITEM 5.           INTERESTS OF NAMED EXPERTS AND COUNSEL.

         Powell, Goldstein, Frazer & Murphy LLP, Atlanta, Georgia, has rendered an opinion regarding the legality of the shares of Common Stock registered hereby.

ITEM 6.           INDEMNIFICATION OF DIRECTORS AND OFFICERS.

         Section 14-2-850 et seq. of the Georgia Business Corporation Code sets forth the extent to which the Registrant's directors and officers may be indemnified by the Registrant against liability that they may incur while serving in such capacity. These provisions generally provide that the directors and officers of the Registrant will be indemnified by the Registrant against any losses incurred in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Registrant) by reason of the fact that he is or was a director or officer of the Registrant or served with another corporation, partnership, joint venture, trust or other enterprise at the request of the Registrant if such director or officer acted in a manner he reasonably believed to be in or not opposed to the best interest of the Registrant, and with respect to any criminal proceeding, had no reasonable cause to believe his conduct was unlawful. Under these provisions, the Registrant may provide advances for expenses incurred in defending any such action, suit or proceeding, upon receipt of an undertaking by or on behalf of such officer or director to repay such advances unless it is ultimately determined that he is entitled to indemnification by the Registrant.

         Article VII of the Registrant's Amended and Restated Articles of Incorporation and Article 6 of its Amended and Restated Bylaws set forth the extent to which the Registrant's directors and officers may be indemnified against liabilities which they may incur while serving in such capacities. Such indemnification will be provided to the full extent permitted and in the manner required by the Georgia Business Corporation Code. Pursuant to these provisions, the directors and officers of the Registrant will be indemnified against any losses incurred in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she is or was a director or officer of the Registrant or served with another corporation, partnership, joint venture, trust or other enterprise at the request of the Registrant. The Registrant will provide advances for expenses incurred in defending any such action, suit or proceeding upon receipt of a written affirmation by the director or officer of his or her good faith belief that he or she has met the applicable standard of conduct required for indemnification and an undertaking by or on behalf of such officer or director to repay such advances, if is ultimately determined that he or she is not entitled to indemnification by the Registrant.

         Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling the Registrant pursuant to the foregoing provisions, the Registrant has been informed that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

         The Registrant maintains an insurance policy insuring the Registrant and its directors and officers against certain liabilities, including liabilities under the Securities Act.

ITEM 7.           EXEMPTION FROM REGISTRATION CLAIMED.

         Not applicable.

ITEM 8. EXHIBITS.

         The following exhibits are filed with or incorporated by reference into this Registration Statement pursuant to Item 601 of Regulation S-K:

Exhibit No.                         Description
-----------                         -----------
3(a)                       Amended and Restated Articles of Incorporation of the
                           Registrant. (Incorporated herein by reference to
                           Exhibit 3.1 to the Registrant's Registration
                           Statement on Form S-1 as filed on February 5, 1993
                           (Reg. No. 33-57984) and as thereafter amended.)

3(b)                       Amended and Restated Bylaws of the Registrant.
                           (Incorporated herein by reference to Exhibit 3(b) to the Registrant's Registration Statement on Form S-8 as filed with the Commission on June 3, 1998.)

4(a)                       Form of Firstwave Technologies, Inc. Employee Stock
                           Purchase Plan.

4(b)                       First Amendment dated May 12, 1998 to the Firstwave
                           Technologies, Inc. Employee Stock Purchase Plan.

5                          Opinion of Counsel, Powell, Goldstein, Frazer &
                           Murphy LLP with respect to the securities being registered.

23(a)                      Consent of Powell, Goldstein, Frazer & Murphy LLP
                           (included in Exhibit 5).

23(b)                      Consent of Price Waterhouse, LLP

24 Power of Attorney (see signature page to this Registration Statement).


ITEM 9. UNDERTAKINGS.

         (a)      The undersigned Registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration
         Statement:

                           (i)      To include any prospectus required by
                  Section 10(a)(3) of the Securities Act;

                           (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

                           (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to
Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement.

                  (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

         (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the

Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on this the 26th day of May, 1998.

                                  FIRSTWAVE TECHNOLOGIES, INC.

                                  By: /s/ R. Douglas MacIntyre
                                      ------------------------------------------
                                      R. Douglas MacIntyre
                                      Chairman of the Board, President and Chief
                                      Executive Officer

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints R. Douglas MacIntyre as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing required or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, could lawfully do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

         Signature                          Title
         ---------                          -----
/s/ R. Douglas MacIntyre            Chairman of the Board,     Date:  May 26, 1998
------------------------------      President and Chief               -----------------
R. Douglas MacIntyre                Executive Officer

/s/ Judith A. Vitale                Director of Finance and    Date:  May 26, 1998
------------------------------      Administration                    -----------------
Judith A. Vitale                    (Principal Financial and
                                    Accounting Officer)

/s/ Richard T. Brock                Director                   Date:  May 26, 1998
------------------------------                                        -----------------
Richard T. Brock

/s/ John F. Keane                   Director                   Date:  May 27, 1998
------------------------------                                        -----------------
John F. Keane

/s/ James R. Porter                 Director                   Date:  May 26, 1998
------------------------------                                        -----------------
James R. Porter

/s/ Michael T. McNeight             Director                   Date:  May 26, 1998
------------------------------                                        -----------------
Michael T. McNeight

                                  EXHIBIT INDEX


Exhibit No.                         Description
-----------                         -----------
3(a)                       Amended and Restated Articles of Incorporation of the
                           Registrant. (Incorporated herein by reference to
                           Exhibit 3.1 to the Registrant's Registration
                           Statement on Form S-1 as filed on February 5, 1993
                           (Reg. No. 33-57984) and as thereafter amended.)

3(b)                       Amended and Restated Bylaws of the Registrant.
                           (Incorporated herein by reference to Exhibit 3(b) to the Registrant's Registration Statement on Form S-8 as filed with the Commission on June 3, 1998.)

4(a)                       Form of Firstwave Technologies, Inc. Employee Stock
                           Purchase Plan.

4(b)                       First Amendment dated May 12, 1998 to the Firstwave
                           Technologies, Inc. Employee Stock Purchase Plan.

5                          Opinion of Counsel, Powell, Goldstein, Frazer &
                           Murphy LLP with respect to the securities being registered.

23(a)                      Consent of Powell, Goldstein, Frazer & Murphy LLP
                           (included in Exhibit 5).

23(b)                      Consent of Price Waterhouse, LLP

24 Power of Attorney (see signature page to this Registration Statement).